Exhibit 32
                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350,
             AS ADOPTED PURSUANT TO SECTION 906
              OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of New England Business Service, Inc. (the "Company") for the period ended September 27, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Robert J. Murray, Chairman and Chief Executive Officer of the Company, and Daniel M. Junius, Executive Vice President, Chief Financial Officer and Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.The Report fully complies with the requirements of section
  13(a) or 15(d) of the Securities Exchange Act of 1934 (15
  U.S.C. 78m(a) or 78o(d)); and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2003

/s/Robert J. Murray
---------------------------
Robert J. Murray
Chairman and Chief Executive Officer


/s/ Daniel M. Junius
---------------------------
Daniel M. Junius
Executive Vice President,
Chief Financial Officer and Treasurer

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